SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

April 22, 2009

Date of report (Date of earliest event reported)

GANDER MOUNTAIN COMPANY

(Exact Name of Registrant as Specified in its Charter)

Minnesota	0-50659	41-1990949
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

180 East Fifth Street, Suite 1300
Saint Paul, Minnesota		55101
(Address of Principal Executive Offices)		(Zip Code)

(651) 325-4300

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.                                        Results of Operations and Financial Condition

On April 22, 2009, we issued a press release disclosing our results of operations and financial condition for our fiscal quarter and year ended January 31, 2009.  This press release is furnished as Exhibit 99 hereto and incorporated by reference in this Current Report on Form 8-K.

Our press release contains non-GAAP financial measures.  Pursuant to the requirements of Regulation G, we have provided reconciliations within the press release of the non-GAAP financial measures to the most directly comparable GAAP financial measures.  The information set forth in this Current Report on Form 8-K and Exhibit 99 attached hereto shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall the information be deemed to be incorporated by reference in any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in the filing, except as shall be expressly set forth by specific reference in the filing.

Item 9.01.                                       Financial Statements and Exhibits

(d)                                Exhibits

99            Press Release dated April 22, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GANDER MOUNTAIN COMPANY

Date: April 22, 2009	Eric R. Jacobsen
Eric R. Jacobsen
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

No.	Description	Manner of Filing
99	Press Release dated April 22, 2009	Filed Electronically